Exhibit 10.11

保密协议书(技术类)

Non-disclosure Agreement (Technical)

甲方(用人单位)：上海弘冠光能科技有限公司

Party A (Employer): Solarmax Technology (Shanghai) Co., Ltd.

法定代表人：DAVID HSU

Legal representative: DAVID HSU

地址：上海长宁区通协路558号A幢402

Address: Room 402, Building A, No. 558 Tongxie Road, Changning District, Shanghai

乙方(劳动提供者)： 陆斌

Party B (Employee): Lu Bin

身份证号： 140102196801274818

ID Card No.: 140102196801274818

联系地址：山西省太原市杏花岭区五一路292号1单元6户

Contact address: Room 6, Unit 1, No.292 Wuyi Road, Xinghualing District, Taiyuan, Shanxi

鉴于乙方为甲方工作并签订了《劳动合同》合同编号【2020003】，为确保甲方的经营和管理秩序，经甲、乙双方当事人经协商一致，就乙方在甲方工作期间及离开之后保守甲方商业秘密及其他知识产权等相关事项，签订以下协议，以兹共同遵守，不得违反，双方确认在签署本协议前已经详细审阅过协议的内容，并完全了解协议各条款的法律含义。

Whereas, Party B is employed by Party A under a Labor Contract numbered 2020003; in order to guarantee Party A’s operation and management order, Party A and Party B hereby, based on consensus, conclude the following binding agreement regarding Party B’s non-disclosure of Party A’s trade secret and other intellectual property during or after Party B’s employment term; and Party A and Party B acknowledge that they have carefully read and understood the legal meanings of all terms of this agreement prior to the execution thereof.

第一条 保密事项条款

Article 1 Confidential Information

甲乙双方约定，乙方对以下事项，负有保密义务：

Party A and Party B agree that Party B shall keep the following information confidential:

(一)甲方机密事项

I. Party A’s confidential information

1、商业类机密，主要包括但不限于：

1. Business-related confidential information, including but not limited to:

(1)业务资料和客户资料，包括已签约或待签约合同文本、客户业务意向、成交额；客户名称、地址、电话记录本等。特别说明：甲方客户名录登记表中(包括了客户名称，联系方式，联系人，采购意向，历次成交情况，交易习惯等)已经甲方采取保密措施，属于甲方商业秘密；

(1) Business information and customer information, including text of contract executed or to be executed, customer’s business intention, volume of business, as well as name, address and telephone records of customer. Note: The customer records (including customer’s name, contact information, contact person, purchase intention, previous transactions, and transaction practices), which have been subject to security measures of Party A, shall constitute Party A’s trade secret;

(2)未公开的招标、投标内容、标底、标书内容及其他投标方的相关信息；采购资料、定价政策、进货渠道等；

(2) Undisclosed bidding, pre-tender estimate, biding documents and other relevant information of bidder as well as purchase information, pricing policy and supply channel, etc.;

(3)未公开的营销计划、经营策略、产销策略等；

(3) Undisclosed marketing plan, business strategy and production and marketing strategy, etc.;

(4)未公开和不公开的财务资料和财务数据等；

(4) Undisclosed and private financial information and data, etc.;

(5)未公开的各类表格资料，包括各项报表；各项分析产品名称、报价单；生产任务单；

(5) Undisclosed form information, including various statements, names of analysis products, quotations, and production orders;

(6)未公开的各类文字资料，包括各项计划总结，各项内容经营制度，各种内部报告；设计说明等。

(6) Undisclosed text information, including various plan summary, management system, internal report and design specification, etc.;

2、技术机密，主要包括但不限于：工程设计技术方案、图纸、施工文件、会议纪要、工程设计、电路设计、制造方法、配方、工艺流程、技术指标、计算机软件、数据库、试验结果、图纸、样品、样机、模型、模具、操作手册、技术文档、涉及商业秘密的业务函电等；

2. Technology-related confidential information, including but not limited to: engineering technical schemes, drawings, construction documents, minutes, engineering design, circuit design, manufacturing methods, formulas, technical processes, technical indicators, computer software, databases, test results, drawings, samples, prototypes, models, moulds, operating manuals, technical documentation, and business correspondence involving trade secret, etc.;

3、国家、地方政府或上级主管单位及其他国家机关下发到甲方的各类文件包括不限于各类通知书、裁决书、行政处罚决定及各类诉讼或非诉讼类文书等；

3. Various documents issued to Party A by central and local governments, competent authorities or other government agencies, including but not limited to notices, awards, administrative penalty decisions and litigation documents or non-litigation documents, etc.;

4、股东或董事会内部下发到甲方的各类不公开文件；

4. Various confidential documents issued to Party A by its shareholders or board of directors;

5、重点宾客的日程安排及其相关信息；

5. Schedule and relevant information of VIPs;

6、甲方重大事故调查情况及分析；甲方查处重大违纪案件的工作计划、请示、报告、内部讨论情况以及未公布的调查报告、处理决定等；

6. Investigation and analysis of Party A’s major accidents; work plan, request for instructions, reports, internal discussions and unpublished investigation reports and punishment decisions regarding Party A’s major violations, etc.;

7、甲方计算机应用中，重要的口令、密码，涉及机密数据的存储、处理、传输和载体，内存资料等；

7. Important passwords for Party A’s computer applications, and storage, processing, transmission and carrier of confidential data, memory information, etc.;

8、未公布的经营管理会议纪要；

8. Unpublished minutes of management meetings;

9、其他经甲方确认为商业机密的事项；

9. Other information deemed confidential by Party A;

10、其他加盖了甲方保密印章资料或文件。

10. Other materials or documents affixed with Party A’s confidentiality stamps.

(二)甲方秘密事项

II. Party A’s secret information

1、甲方新经营项目的建议书、可行性研究报告；

1. Proposal and feasibility study report of Party A’s new project;

2、甲方财务预算、决算、价格策略及各类报表，不宜公开的统计和审计资料；

2. Party A’s financial budget, actual budget, price strategy and various statements, statistics and audit information not suitable for disclosure;

3、甲方查处一般违纪案件的工作计划、请示、报告、内部讨论情况以及未公布的调查报告、处理决定等；

3. Work plan, request for instructions, reports, internal discussions and unpublished investigation reports and punishment decisions regarding Party A’s general violations, etc.;

4、甲方对违纪案件的检举、控告材料以及检举人、控告人的资料和可能危及安全的有关材料等；

4. Party A’s prosecution and accusation materials for violations, information of prosecutor and accuser and relevant materials that may threaten the safety, etc.;

5、甲方计算机应用中，一般的口令、密码、端口号、序列号，包括涉及秘密数据的存储、处理、传输和载体等；

5. General passwords, port number and serial number for Party A’s computer applications, and storage, processing, transmission and carrier of secret data, etc.;

6、甲方的资信状况、资产购置计划；

6. Party A’s credit status and assets acquisition plan;

7、其他经甲方确认为甲方秘密的事项；

7. Other information deemed secret by Party A;

8、其他加盖了甲方保密印章资料或文件。

8. Other materials or documents affixed with Party A’s confidentiality stamps.

(三)甲方内部事项

III. Party A’s internal information

1、甲方年度、季度、月度工作计划与总结，甲方营销工作的计划与总结；

1. Party A’s annual, quarterly and monthly work plans and summaries, and marketing plans and summaries;

2、甲方经营情况、住店客人情况；

2. Party A’s business conditions and guest information;

3、甲方与各旅行社、公司、个人签定的消费协议或合同；

3. Party A’s consumption agreements or contracts with travel agencies, companies and individuals;

4、甲方内部各种规章制度、管理措施、资料和文件以及印章、证件等；

4. Party A’s internal rules and regulations, management measures, materials, documents, seals and certificates, etc.;

5、甲方内发生的有损客人利益或甲方形象事件的内部通报与分析；

5. Internal circulars and analysis about the incidents that jeopardize guest’s interests or Party A’s image;

6、甲方员工的人事信息、人事档案和劳资资料、公司的组织结构、工资结构；

6. Personnel information, personnel archives and labor information of Party A’s employees, and organization structure and pay structure;

7、甲方尚未实施、处于讨论阶段的各项改革方案 ；

7. Various reform plans of Party A that are under discussion and to be implemented;

8、其他经甲方确认为商业内部秘密的事项；

8. Other information deemed internal information by Party A;

9、其他加盖了甲方保密印章的内部事项资料或文件。

9. Other internal materials or documents affixed with Party A’s confidentiality stamps.

(四)其他的保密事项

IV. Other confidential information

1、按照法律和协议，甲方对第三方负有保密责任的第三方的商业秘密；

1. Trade secret of third party to be kept confidential by Party A according to applicable law and agreement;

2、甲方未公开的知识产权以及其他需要保密的事项；

2. Undisclosed intellectual property and other confidential information of Party A;

3、因乙方履行职务而产生的，与甲方业务有关的、具有商业价值的、非公知的所有信息等。

3. All information arising from Party B’s performance of duties, in connection with Party A’s business, with commercial value and not publicly known, etc.

以上所有保密事项，在本协议以下条款中统称为“商业秘密”，除非本协议条款中，有明确的说明。

Unless otherwise expressly specified herein, all the above confidential/secret/internal information is collectively referred to as “trade secret” in this Agreement.

第二条、职务开发结果的权利归属

Article 2 Ownership of Job-related Development Results

(一) 职务开发结果，指乙方在受聘甲方期间，为履行自己的职务所完成的或者所构想的所有研究及开发结果，包括(但不限于)：

I. Job-related development results refer to all the research and development results fulfilled or conceived by Party B during his performance of duties at Party A, including but not limited to:

1、产品设计、工模具设计、制造方法、工艺流程、材料配方、经验公式、实验数据；

1. Product design, tool and mould design, manufacturing method, technical process, material formulation, empirical formula and empirical data;

2、项目方案、项目建议书、需求说明、设计文档、计算机软件及其算法、设计、程序源码、目标码、运行程序、用户手册；

2. Project scheme, project proposal, requirements specification, design documentation, computer software and algorithm, design, program source code, object code, run program and user’s manual;

3、商标设计、标志设计等；以及虽不属于自己职务范围但属于甲方业务范围的所有上述研究、开发结果，以及对甲方现有研究及开发结果的改造；

3. Trademark design and logo design, etc.; and all the above research and development results acquired within Party A’s business scope and beyond Party B’s scope of duties, as well as transformation of Party A’s existing research and development results;

4、乙方利用甲方的设备、资源和有关工作条件进行的创作、研究、开发成果。

4. Creation, research and development results acquired by Party B using Party A’s equipment, resources and relevant working conditions.

(二)乙方同意，自己作出的所有职务开发结果应立即按甲方所要求的形式首先向甲方报告。乙方认可，任何职务开发结果的所有知识产权归属甲方，包括(但不限于)：

II. Party B agrees to first report his job-related development results to Party A immediately in the form required by Party A. Party B acknowledge that all the intellectual property rights of any job-related development results shall be the property of Party A, including but not limited to:

1、任何发明、实用新型或外观设计的专利权和专利申请权；

1. Right of patent and patent application of any invention, utility model or design;

2、设计图纸、计算机软件、商标设计和标志设计的著作权；

2. Copyright of design drawings, computer software, trademark design and logo design;

3、对商业秘密的权利，对商品名称和商标的专用权等；

3. Right to trade secrets, and exclusive right to trade names and trademarks, etc.;

4、职务开发结果的其他各项权利。

4. Other rights of job-related development results.

(三)乙方同意按照甲方的要求采取甲方认为取得和保持上述职务开发结果知识产权所需的一切法律行为，包括申请、注册、登记等；并同意按照甲方的要求出具必要的文件，采取必要的措施以确认乙方的上述职务开发结果的知识产权归属甲方。

III. Party B agrees to take, as required by Party A, all legal actions deemed necessary by Party A to obtain and maintain the intellectual property rights of the above job-related development results, including application, registration, filing, etc.; and agrees to issue necessary documents as required by Party A and take necessary measures to confirm that the intellectual property rights of the above job-related development results of Party B belong to Party A.

(四)乙方同意在未获甲方事先书面同意时，决不把有关上述职务开发结果的信息向任何第三方透露。

IV. Party B agrees to never disclose any information about the above job-related development results to any third party without prior written consent of Party A.

第三条 原有知识产权及有关业务的说明

Article 3 Report of Original Intellectual Property Rights and Related Business

乙方在签订本协议时应向甲方书面说明:

When signing this Agreement, Party B shall report to Party A in writing:

(一)乙方在此之前已经拥有的各项专利技术、著作权和商业秘密；

1. All patented technologies, copyrights and trade secrets previously owned by Party B;

(二)乙方在此之前按照法律或协议已经向任何第三方承担保密义务的商业秘密(当然不得透露这些商业秘密的实质内容)；

2. The trade secrets of any third party that Party B is obliged to keep confidential in accordance with applicable law or agreement, provided Party B shall not disclose the substantive content of such trade secrets;

(三)乙方在此前按照协议已经向任何第三方许诺在一定时期及一定工作领域内不得从事的活动。

3. Activities that Party B has promised to any third party in accordance with applicable agreement not to engage in for a certain period of time and within a certain field of work.

此项书面说明为本协议的附件。如因乙方未说明上述各项而产生的一切商业或法律责任概由乙方自行承担。

The written report shall be an annex to this Agreement. Party B shall be solely liable for all commercial or legal liabilities arising from its failure to report the foregoing.

第三条 保密义务条款

Article 3 Confidentiality Obligation

(一)在本协议约定的保密期内，乙方对本协议规定的商业秘密事项均负有严格的保密义务；必须遵守甲方规定的任何成文或不成文的保密规章制度；甲方的保密规章制度没有规定或者规定不明确之处，乙方亦应本着谨慎、诚实的态度，采取任何必要、合理的措施，维护其于任职期间知悉或者持有的任何属于甲方的商业秘密，以保持其机密性。

1. During the confidentiality period agreed herein, Party B shall be strictly obliged to keep confidential the trade secrets stipulated herein, and abide by any written or unwritten confidentiality rules and regulations stipulated by Party A; where Party A’s confidentiality rules and regulations have no or non-specific provisions, Party B shall, in a prudent and honest manner, take any necessary and reasonable measures to maintain the confidentiality of any trade secrets of Party A he knows or possesses during his service term.

(二)乙方承诺，未经甲方同意，不得以泄露、告知、公布、发布、出版、传授、转让或者其他任何方式使任何第三方(包括按照保密制度的规定不得知悉该项秘密的甲方其他职员)知悉属于甲方的商业秘密，也不得在履行职务之外使用这些信息。乙方承担主要包括，但不限于以下保密义务：

2. Party B undertakes, without the consent of Party A, not to disclose, inform, release, issue, publish, transmit, transfer or otherwise cause any third party (including Party A’s other employees who should not know about the confidential information according to the confidentiality rules and regulations) to know the trade secrets of Party A, and not to use such confidential information for purposes other than the performance of his duties. Party B shall undertake the following confidentiality obligations, including but not limited to:

1、不得以任何方式获取或刺探与本职工作或本身业务无关的商业秘密；

1. Party B shall not in any way obtain or spy into trade secrets irrelevant to his own work or business;

2、未经甲方书面同意，乙方不得使用(此使用作广泛的解释，包括：试验、开发及其他应用等等)，也不得向任何第三人披露甲方的商业秘密；确实因业务需要，需将甲方商业秘密介绍给第三人时，须事先征得甲方书面的许可，在业务需要的程度范围内进行披露，并根据甲方管理制度的规定或者甲方的要求与第三方签订保密协议；

2. Without the written consent of Party A, Party B shall neither use (such use shall be broadly interpreted, including: testing, development and other applications, etc.) nor disclose Party A’s trade secrets to any third party; if it is necessary to introduce Party A’s trade secrets to a third party due to business needs, prior written permission shall be obtained from Party A, disclosure shall be made within the scope of business needs, and a confidentiality agreement shall be signed with said third party in accordance with provisions of Party A’s management regulations or requirements;

3、不得允许(出借、赠与、出租、转让等处分甲方商业秘密的行为皆属于“允许”)或协助不承担保密义务的任何第三人使用甲方的商业秘密；

3. Party B shall not allow (such disposal of Party A’s trade secrets as lending, donating, leasing or transferring shall be deemed as “allow”) or support any third party who does not undertake confidentiality obligations to use Party A’s trade secrets;

4、乙方应采取保护措施不得泄露甲方的商业秘密；未经甲方书面同意，乙方不得为自己利益使用或者计划使用甲方商业秘密，包括但不限于：不得利用甲方商业秘密进行生产经营活动，不得将甲方商业秘密向第三人公布等；

4. Party B shall take measures to prevent the disclosure of Party A’s trade secrets; without written consent of Party A, Party B shall not use or plan to use Party A’s trade secrets for his own interests, including but not limited to: not use Party A’s trade secrets for production and business activities, and not disclose Party A’s trade secrets to a third party, etc.;

5、乙方应确保其应知悉的甲方商业秘密的下属职员或临时工作服务人员在职和离职后承担本协议的保密义务。

5. Party B shall cause his subordinate staff or temporary service personnel who know Party A’s trade secrets to assume the confidentiality obligations hereunder during their service and after their separation;

6、乙方对因工作保管、接触的有关甲方商业秘密载体应妥善保存，未经甲方许可不得超出工作范围使用、不得复制或私自带出公司，未经甲方授权不得将甲方的资料进行复制、演示、编辑、注释、翻译等；

6. Party B shall properly keep the relevant carriers of Party A’s trade secrets that are possessed or used during his work, shall not use them beyond the scope of work, duplicate them or take them out of the office without Party A’s permission, and shall not duplicate, present, edit, annotate or translate Party A’s materials without Party A’s authorization;

7、乙方因职务上的需要所持有或保管的一切记录着甲方商业秘密信息的文件、资料、图表、笔记、报告、信件、传真、磁带、磁盘、仪器、样品、模型、录音以及其他任何形式的载体，均归甲方所有，而无论这些秘密信息有无商业上的价值。

7. Any and all documents, materials, charts, notes, reports, letters, faxes, tapes, discs, instruments, samples, models, recordings and any other forms of carriers that contain Party A’s trade secrets with or without commercial value and are possessed or kept by Party B due to business needs shall be the property of Party A;

8、乙方发现保密事项被泄露或者自己过失泄露的，应当采取有效措施防止泄密进一步扩大，并立即向甲方报告(报告方式为：首先电话、传真向甲方报告，后及时以正式书函形式向甲方详细报告)。

8. If Party B discovers that the confidential information is disclosed or disclosed due to his own fault, he shall take effective measures to prevent the further disclosure of the confidential information and shall immediately report it to Party A first by phone or fax, followed by a timely formal written report indicating the details;

9、对因工作需要而了解的甲方关于涉及与本职工作无关的商业秘密，应首先向甲方书面提出，并得到甲方同意后由甲方提供，不得刺探或向任何第三方以任何形式获取。

9. If Party B needs to know Party A’s trade secrets irrelevant to his own work, he shall first propose it in writing to Party A and receive such trade secrets with Party A’s consent. Party B shall not spy into or obtain such trade secrets from any third party in any form;

10、无论由于何种原因，乙方离开甲方后，乙方不得利用其在甲方任职期间掌握的客户信息自行或者通过新单位与甲方原有客户或潜在客户进行交易；

10. After Party B leaves Party A for whatever reason, he shall not make use of the customer information acquired during his employment with Party A to conduct transactions with Party A’s existing or potential customers by himself or through his new employer;

11、无论由于何种原因，乙方离开甲方后，乙方必须继续履行本协议约定的保密义务，严格保守乙方在甲方任职期间所知悉的甲方的商业秘密，直到这些信息在本行业中成为公知性信息为止。乙方认可，甲方在支付乙方的工资报酬时，已考虑了乙方离职后需要承担的保密义务，故而无须在乙方离职时另外支付保密费；

11. After Party B leaves Party A for whatever reason, he shall continue to fulfill the confidentiality obligations agreed herein, and strictly keep Party A’s trade secrets that he knew during his employment with Party A until such information becomes public information in the industry. Party B acknowledges that Party A has taken into account the confidentiality obligations of Party B after he leaves Party A when paying his salary and remuneration, so there is no need to pay additional confidentiality fee upon his leaving;

12、在商业秘密的个别部分或个别要素已被公知，但尚未使商业秘密的其他部分或整体成为公知知识，商业秘密没有丧失价值的情况下，乙方应承担仍属秘密信息部分的保密义务，不得使用该部分信息或诱导第三人通过收集公开信息以整理出甲方的商业秘密。

12. If certain part or element of trade secrets has been known to the public but not make other parts or the whole become public knowledge, and the trade secrets don’t lose value, Party B is still obliged to keep such other parts confidential, shall not use such parts or induce any third party to work out Party A’s trade secrets by collecting public information.

第四条 保密期限条款

Article 4 Confidentiality Period

甲、乙双方确认，乙方的保密义务开始时间自：

Party A and Party B agree that the confidentiality obligations of Party B shall be subject to the following period:

1、甲方对本协议第一章所述的保密事项内容提供给乙方时开始，到该商业秘密公开时止；

1. From the time when Party A provides Party B with the confidential information described in Chapter 1 hereof to the time when the trade secret is disclosed;

2、乙方合法正当知道到甲方商业秘密的，从合法正当知道时开始承担保密义务，到该商业秘密公开时止；

2. From the time when Party B legitimately knows Party A’s trade secrets to the time when such trade secrets are made public;

3、任何第三方向乙方提供或泄露甲方商业秘密，乙方应及时向甲方报告并从提供或泄露时承担保密义务，到该商业秘密公开时止；

3. From the time when any third party provides or discloses Party A’s trade secrets to Party B to the time when such trade secrets are made public, provided Party B shall immediately report such provision or disclosure to Party A;

4、双方是劳动合同、聘用合同、劳务派遣合同的期限、范围的变更等等均不影响本协议乙方保密义务的承担与履行；

4. Any change in the term and scope of the labor contract, employment contract and service dispatch contract between Party A and Party B shall not affect Party B’s assumption and fulfillment of confidentiality obligations hereunder;

5、乙方是否在职，不影响保密义务的承担与履行。

5. Party B’s employment status shall not affect his assumption and fulfillment of confidentiality obligations hereunder.

第五条 乙方在职期间的限制竞业承诺条款

Article 5 Non-competition of Party B during Employment Term

(一)乙方承诺，乙方在职期间，未经甲方书面同意，不得在与甲方生产、经营同类产品或提供同类服务的其他企业、事业单位、社会团体内担任任何职务，包括股东、合伙人、董事、监事、经理、职员、代理人、顾问、委托等。

1. Party B undertakes that, during his employment term, without the written consent of Party A, Party B shall not hold any position in other enterprises, public institutions or social organizations that produce or sell similar products or provide similar services as Party A, including shareholders, partners, directors, supervisors, managers, employees, agents, consultants or trustees, etc.

(二)乙方承诺，乙方在职期间，未经甲方书面同意，不得自营或者为他人经营与甲方同类的或者有其他业务竞争关系的行业；自营或者为他人经营作广义理解。以下情况(但不限于)视为自营或者为他人经营：

2. Party B undertakes that, during his employment term, without the written consent of Party A, he shall not engage in any business similar to or in competition with Party A for the benefits of himself or others in a broad sense. The circumstances of Party B’s engagement for the benefits of himself or others shall include but not limited to:

1、委托或授权他人经营与甲方同类的或者有其他业务竞争关系的行业；

(1) Party B entrusts or authorizes others to engage in any business similar to or in competition with Party A;

2、委托他人投资、持股与甲方同类的行业或者有其他业务竞争关系的行业的单位；

(2) Party B entrusts others to invest in or hold shares of any entity that is engaged in business similar to or in competition with Party A;

3、为与甲方同类的或者有其他业务竞争关系的行业的单位、个人介绍、推荐业务，策划方案，组织公关活动等；

3. Party B introduces and recommends business, develops plans or organizes public relations activities for any entity or individual that is engaged in business similar to or in competition with Party A;

4、与甲方同类的或者有其他业务竞争关系的行业的单位、个人合作、合伙、合资的及通过其他方式经营的；

4. Party B establishes cooperation, partnership, joint venture or other relations with any entity or individual that is engaged in business similar to or in competition with Party A;

5、其他法律规定，行业、协会、商业惯例等等，可以认定为自营或者为他人经营的其他行为；

5. Other circumstances that may be identified as Party B’s engagement for the benefits of himself or others in accordance with applicable legal provisions and industry, association, commercial practices, etc.

第六条 商业秘密资料的归还

Article 6 Return of Trade Secrets

(一)乙方因职务上的需要所持有或保管的一切记录着甲方商业秘密信息的文件、资料、图表、笔记、报告、信函、传真、磁带、电脑存储器、样品以及其他任何形式的载体，均归甲方所有，而无论这些秘密信息有无商业上的价值。

1. Any and all documents, materials, charts, notes, reports, letters, faxes, tapes, computer memories, samples and any other forms of carriers that contain Party A’s trade secrets with or without commercial value and are possessed or kept by Party B due to business needs shall be the property of Party A.

(二)在职期间，甲方提出要求时，或者无论何种原因，乙方离开甲方时，乙方须提前归还甲方所有的与本协议第一条所称保密事项的有关资料和文件，包括记载着甲方秘密信息的一切载体。不能再以电子版或纸质版或其它形式留存。当记录着秘密信息的载体是由乙方自备的，且秘密信息可以从载体上消除或复制出来时，可以由乙方将秘密信息复制到甲方享有所有权的其他载体上，并把原载体上的秘密信息消除。

2. During the period of employment, when Party A requests or Party B leaves Party A for whatever reason, Party B shall return the relevant materials and documents related to the confidential information mentioned in Article 1 herein to Party A in advance, including all carriers recording Party A’s confidential information. Party B shall no longer retain any confidential information in electronic, paper or other forms. If the carrier recording the confidential information is owned by Party B and the confidential information in it can be erased or copied from such carrier, Party B may be allowed to copy the confidential information to other carriers owned by Party A and erase the confidential information in the original carrier.

第六条 保密费用

Article 6. Confidentiality Fee

甲方支付乙方的保密费用按《营销高级管理人员绩效考核协议书》约定执行。

The confidentiality fee paid by Party A to Party B shall be subject to the Agreement on Performance Appraisal of Senior Marketing Managers.

第七条 违约责任

Clause 7 Liability for Breach

(一)乙方违反本协议任何一条约定，应当依本协议约定，依劳动合同法、反不正当竞争法等法律规定，向甲方赔偿损失，赔偿损失包括不限于：

1. If Party B breaches any provision of this Agreement, it shall, in accordance with provisions of this Agreement and Labor Contract Law, Anti-unfair Competition Law and other laws, compensate Party A for losses, including but not limited to:

1、立即返还已经领取的所有保密费用。

(1) Immediately refund all confidentiality fee received;

2、甲方的直接与间接经济损失。甲方因乙方的违约行为所受到的实际经济损失，包括甲方为开发、培植有关商业秘密所投入的费用；因乙方的违约行为导致甲方产品销售量减少的金额；以及依靠商业秘密取得的利润减少金额等；

(2) Party A’s direct and indirect financial losses. Actual financial losses suffered by Party A due to Party B’s breach, including expenses invested by Party A for the development and cultivation of relevant trade secrets; losses of sales of Party A’s products due to Party B’s breach; and the losses of profits obtained by relying on trade secrets;

3、甲方因调查和制止乙方违约行为而支付的全部费用，由乙方赔偿包括交通费用、差旅费用、律师费用、调查取证费、公证保全费用等。

(3) All expenses paid by Party A for investigating and stopping Party B’s breach, including transportation expenses, travel expenses, attorney’s fees, investigation and evidence collection fees, notarization & preservation fees, etc.

(二)乙方因违约或违法行为所获得的全部利润，应当全部归甲方所有。

2. All profits obtained by Party B due to breach of agreement or law shall belong to Party A.

(三)乙方违反本协议任何一条约定，无论赔偿与否，均可以认定乙方严重失职与严重违纪违规，甲方有权随时解除双方的劳动合同关系且不支付任何补偿金。

3. If Party B breaches any provision of this Agreement, he shall be deemed to have committed gross negligence and serious violation of discipline regardless of compensation, and Party A shall have the right to terminate the labor contract relationship with Party B at any time without paying any compensation.

(四)乙方做出的说明及保证是虚假的，甲方有权随时解除双方的劳动合同关系且不支付任何补偿金。

4. If the representations and warranties made by Party B are false, Party A has the right to terminate the labor contract relationship with Party B at any time without paying any compensation.

(五)乙方违反本协议约定，甲方认为不需要解除的，甲方均有权视情节给予乙方相应的处分, 包括但不限于警告、严重警告及相应的违约金。违约金标准在1000元至50000元之间。

5. If Party B breaches the provisions of this Agreement and Party A does not deem it necessary to rescind the labor contract, Party A shall have the right to impose corresponding punishment on Party B according to the circumstances, including but not limited to warning, serious warning and corresponding liquidated damages. Liquidated damages shall be between RMB 1,000 yuan to 50,000 yuan.

(六)因乙方的违约行为侵犯了甲方的商业秘密权利的，甲方可以选择根据本协议要求乙方承担违约责任，或者根据国家有关法律、法规要求乙方承担侵权责任，情节严重的，并移交司法机关追究刑事责任。

6. If Party B’s breach infringes upon Party A’s right to trade secrets, Party A may either demand Party B to bear the liability for breach according to this Agreement or demand Party B to bear the liability for tort according to applicable national laws and regulations. If the case is serious, Party A may also transfer the case to the judicial authority for Party B’s criminal responsibility.

第八条 其他约定

Article 8 Miscellaneous

(一)本协议已得到双方完整的理解，此外别无其他任何口头的或书面的与协议相关事项的协议。本协议应取代先前双方任何有关此类事项的协议。对本协议的任何修改须得到双方的同意，并以书面形式达成。

1. This Agreement has been fully understood by Party A and Party B, and there is no other agreement, oral or written, relating to the subject matter contemplated herein. This Agreement shall supersede any and all prior agreements between Party A and Party B relating to the subject matter contemplated herein. Any amendment to this Agreement must be agreed by Party A and Party B and made in writing.

(二)因本协议引起的纠纷，如果协商解决不成，任何一方均有权向甲方所在地的人民法院提出诉讼。

2. If any dispute arising from this Agreement cannot be settled through negotiation, either party shall have the right to file a lawsuit with the people’s court in the place where Party A is located.

(三)双方确认，在签署本合同前已仔细审阅过合同的内容，并完全了解合同各条款的法律含义。

3. Party A and Party B acknowledge that they have carefully reviewed the text of this Agreement and fully understood the legal meanings of each provision before executing this Agreement.

(四)本协议一式两份，甲乙双方各持一份，本协议自双方签章之日起生效。

4. This Agreement is made in duplicate, with each party holding one copy, which shall become effective from the date of signature and seal by Party A and Party B.

甲方(签章)：

Party A (Seal):

法定代表人：

Legal representative:

日期： 年 月 日

Date:

乙方(签名)：

Party B (Signature):

日期： 年 月 日

Date: